Special Topic Investor Call Property-Liability Claim Settlement and Reserving Practices 12.02.2022 The Allstate Corporation Exhibit 99

The Allstate Corporation 2022 PAGE 1 Forward-looking Statements and Non-GAAP Financial Information This presentation contains forward-looking statements and information. This presentation also contains non- GAAP measures that are denoted with an asterisk. You can find the reconciliation of those measures to GAAP measures within our most recent earnings release and investor supplement. Additional information on factors that could cause results to differ materially from this presentation is available in the 2021 Form 10-K, Form 10-Q for September 30, 2022, our most recent earnings release, and at the end of these slides. These materials are available on our website, www.allstateinvestors.com, under the “Financials” link.

The Allstate Corporation 2022 PAGE 2 Allstate’s Strategy To Increase Shareholder Value Increase Personal Property-Liability market share Expand Protection Services Leveraging Allstate brand, customer base and capabilities Property-Liability Claim Settlement and Reserving Practices • Claims capabilities are key to value creation • Allstate has a highly effective and efficient claim organization • Allstate’s loss estimates and claim reserve liabilities use consistent practices • Increases in prior year claim reserves in 2022 largely reflect subrogation payments to other insurers and higher bodily injury losses for third party claimants

The Allstate Corporation 2022 PAGE 3 Claims Practices Are Key To Value Creation, Customer Satisfaction and Retention ($ in billions) Adjusted Net Income / (Loss)* Claims Cost (% of Premiums) 2015 – 2019 (Average) 2022(1) 2015 – 2019 2022(1) Insurance underwriting(2) $1.5 $(1.3) 69.1% 82.6% - Auto insurance 0.8 (1.5) 70.5 86.1 - Homeowners insurance 0.6 0.4 63.8 69.9 - Other(3) 0.1 (0.2) Property-Liability net investment income(4) 1.0 1.3 Protection Services - 0.1 Health and Benefits 0.1 0.2 Corporate and Other(5) (0.3) (0.2) Total 2.3 0.1 Contribution to Adjusted Net Income* (1) 2022 results are through year-to-date September (2) Excludes the amortization of purchased intangibles and reflects after-tax underwriting income assuming an effective tax rate of 21% for 2018-2022 and 35% for 2017 and prior. 2015 was not restated for pension accounting change (3) Other includes other personal lines, commercial lines, other business lines, Answer Financial and Run-Off Property-Liability (4) Assumes effective tax rate of 21% for 2018-2022 and 35% for 2017 and prior (5) Corporate and Other primarily includes adjusted net income from the corporate and other segment and non-controlling interest income (loss) Underwriting results through the first 9 months of 2022 have been challenged, primarily in auto insurance, with significantly higher claims costs as a percentage of earned premiums Historically 69 cents of every dollar in premiums earned are used to settle claims Insurance underwriting generated an average of $1.5 billion, or ~65%, of adjusted net income from 2015 – 2019, prior to the pandemic, primarily from auto and homeowners insurance

Allstate

Auto Physical Damage and Bodily Injury Losses Represent Largest Components of Incurred Losses and Reserve Liabilities

Bodily injury net reserve balance is significantly larger than other coverages due to the longer settlement timeframes

Allstate Protection incurred losses[1]

September 2022 Year-to-date - $ in billions



Other Property
$1.1
Commercial
$0.9
National General
$3.4
Homeowners
$4.9
Allstate brand auto - other (3)
$1.4
Allstate brand auto – other liability (3)
$1.5
Allstate brand auto – physical damage (4)
$9.1
Allstate brand auto – bodily injury
$4.4

Allstate brand auto losses - $16.4 billion
Total losses - $26.7 billion

Allstate Protection net reserve liability[2]

As of September 2022 - $ in billions



Other Property
$1.3
Commercial
$1.7
National General
$2.6
Homeowners
$3.0
Allstate brand auto - other (3)
$3.0
Allstate brand auto – other liability (3)
$2.7
Allstate brand auto – physical damage (4)
$2.2
Allstate brand auto – bodily injury
$8.9

Net Reserve Balance - $25.4 billion

Physical damage losses make up 55% of Allstate brand auto losses but a smaller proportion of net reserves since 75% of ultimate losses are paid within 3 months

(1) Allstate Protection incurred losses including catastrophes
(2) Allstate Protection total reserves net of recoverables
(3) Allstate brand auto other liability reflects under-insured and un-insured motorist coverage; Allstate brand auto other reflects primarily first part medical coverages
(4) Allstate brand auto physical damage includes property damage, collision and comprehensive coverages combined

The Allstate Corporation 2022 PAGE 4

The Allstate Corporation 2022 PAGE 5 Allstate Has a Highly Effective and Efficient Claims Organization Property-Liability claims expense ratio excluding catastrophes(2)Claims operating statistics Allstate Brand Claims Reported – 2021 (in millions) (1) Auto Insurance 5.3 - Physical Damage 3.3 - Third Party Bodily Injury 0.3 Homeowners Insurance 0.9 - Non-Catastrophe 0.4 - Catastrophe 0.5 Claims Personnel (9/30/22) North America 14,234 Outside North America 2,460 Staff Counsel 1,392 (% Earned Premium) 6.9% 6.5% 6.1% 5.7% 6.0% 2018 2019 2020 2021 YTD 2022 (1) Reflects U.S. claims notice counts reported in 2021 from Allstate brand only (2) Property-Liability claims expense ratio incorporates incurred loss adjustment expenses, net of reinsurance, excluding allocated claims expenses and catastrophes Advanced analytics and decision support tools enable reduced claims expense as a percentage of earned premium Effective and efficient claims organization handles in excess of 6 million auto and homeowners insurance claims annually with a high degree of customer satisfaction

Allstate.

Auto Physical Damage Claims Processes Designed for Effectiveness and Efficiency


CLAIMS PROCESS
Collision and Comprehensive (1st Party)
Auto Accident
First Notice Of Loss
Investigation
Damage Assessment
Repair or Replace
Payout
Subrogation Demand
Subrogation Receipt
3rd Party Demand
Subrogation Payout
Property Damage (3rd Party)

CLAIMS CAPABILITIES

- Physical damage loss costs to repair or replace customers' autos and pay for damage to 3rd party property account for 55% of total Allstate brand auto loss costs
  - Total losses requiring car replacement account for 45% of 1st party physical damage costs. As a result, the increase in used car prices from 2019-2022 significantly reduced underwriting profit
  - Losses handled by 3rd party's primary insurer can require Allstate to pay a share of losses (subrogation)
  - Over 85% of 1st party and 50% of 3rd party ultimate losses are paid within 3 months after first notice of loss
- Advanced technology and analytics enhance outcomes
  - Innovations such as QuickFoto Claim® and Virtual Assist® enable claims to be resolved quickly, accurately with lower expenses
  - Predictive modeling at first notice assists in optimizing repair / replace decisions
- Strategic partnerships and process design also help control costs
  - Good Hands® Repair Network of over 4,300 shops helps reduce repair costs and increase customer satisfaction
  - Allstate's scale also enables strategic partnerships with repair facilities, parts suppliers and rental car companies

The Allstate Corporation 2022 PAGE 6

Allstate

Auto Bodily Injury Claims Are Complicated, Requiring Multiple Years to Resolve

CLAIMS PROCESS


Auto Accident
First Notice Of Loss
No Bodily Injury
Bodily Injury
Customer
3rd Party
Physical Damage Claim
1st Party Medical Coverages
Medical Treatment
Injury Evaluation
Liability Assessment
Attorney Representation
Settlement
$
Litigation
$
Settlement

CLAIMS CAPABILITIES

- Third party bodily injury claims account for 27% of Allstate brand auto loss costs
  - Medical treatments and liability assessments develop over multiple years requiring ~4 years for 80% of ultimate liability to be paid
  - Severity of auto accidents increased beginning in 2020 and has persisted through 2022, raising medical costs and resulting in more complicated or litigated settlements
- Process designed to expeditiously settle claims at appropriate amounts
  - Predictive modeling at first notice of loss enhances ability to detect injury exposure to facilitate early engagement, particularly on 3rd party claims
  - Proactive outreach to claimants helps manage total costs incurred and reduce need for litigation
  - Accident investigation collects information to support settlement or litigation
  - Analytical models ensure claims get proper oversight and support decisions to settle or defend litigation
- In-house experts
  - Staff medical doctors provide a clinical review of complex medical records
  - Fraud indicators are flagged and prioritized for further investigation
  - Expert staff legal organization combined with technical and medical intelligence provide a vigorous defense of litigated matters

The Allstate Corporation 2022 PAGE 7

Allstate

Accurate and Efficient Home Insurance Claims Practices Leverage Technology, Analytics and Scale


CLAIMS PROCESS
Rapid response capabilities accelerates resolution timeframes and enhances customer experience and loss mitigation
Scaled support with materials discounts and vendor network
Catastrophe
Event
First Notice Of Loss
Damage Remediation
Investigation
Damage Assessment
Payout
Reinsurance Recovery
Non-Catastrophe
First Notice Of Loss
Damage Remediation
Investigation
Damage Assessment
Payout

Video collaboration through Virtual Assist® connects claims with contractors and customers to resolve low touch claims quickly and accurately

CLAIMS CAPABILITIES

Advanced technology	• Satellite Imagery: Advance knowledge of dimensions and features • Aircraft: Survey the area to determine extent of damage • Video: Virtual Assist® connects us live with contractors, local experts and customers
Sophisticated analytics	• Weather Data: Damage prediction supports customer contact before a claim is reported • Predictive Models: Determine best inspection method • Estimating Platform: Incorporates dynamic local material pricing to create most accurate loss estimate
Leveraging scale	• Supplier network: Contracts with contractors and material suppliers with discounts • Rapid Response: Pre-position experts • Operational Scale: Rapid response to Hurricane Ian with 12 Mobile Claim Centers operational within 48 hours

The Allstate Corporation 2022 PAGE 8

The Allstate Corporation 2022 PAGE 9 Loss Reserving Is Iterative With Strong Governance and Oversight Extensive data and analytics Management oversight Casualty Actuarial Society and American Academy of Actuaries establish professional standards Comprehensive Governance and Controls to Ensure Adequate Reserves CLAIM RESERVES Estimated claim liabilities Claims Department External Appointed Actuary Loss Committee Finance Operational Analysis External Auditors Reserving Actuaries

The Allstate Corporation 2022 PAGE 10 -1.1 -0.6 -0.8 0.1 -0.4 -1.9 -1.1 -0.8 -0.2 0.5 4.1 -1.9 -1.1 -1.5 0.2 -0.8 -3.2 -1.9 -1.4 -0.4 0.9 5.2 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 Point impact on combined ratio % impact to net reserve liability Claim Reserve Liability Changes Have Usually Positively Impacted Reported Income (1) Reflects % impact of prior year reserve reestimates, excluding catastrophes, divided by Allstate Protection net reserve liability Property-Liability prior year reserve reestimates, excluding catastrophe losses and Run-off Property-Liability ($300) ($171) ($238) $41 ($132) ($583) ($365) ($281) ($73) $210 $1,320 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 ($ in millions) Historical reserve position has been redundant with average prior year reserve releases of ~$190 million over the ten year period 2012 – 2021, excluding catastrophes Impact of Property-Liability prior year reserve reestimates, excluding catastrophe losses and Run-off Property-Liability (1) Prior year reserve reestimates are generally a small percentage of net reserve liability and impact on the combined ratio; 2022 impact is greater at 5.2% and 4.1 point impact, respectively

Allstate.

Physical Damage Claims Liability Prior Year Increases in 2022 Largely Reflecting Increased Subrogation Demands


Adjusters investigate claim based on knowledge of the facts supported by available reports and technology to determine exposure and liability
Property damage claims generally take longer to settle compared to collision claims given a portion of claims are handled through third party carriers
CLAIMS PROCESS
Collision and Comprehensive (1st Party)
Property Damage (3rd Party)
Auto Accident
First Notice Of Loss
Investigation
Damage Assessment
Repair or Replace
Payout
Subrogation Demand
Subrogation Receipt
3rd Party Demand
Subrogation Payout
Increased subrogation receipts (collision) and third-party payouts (property damage) in 2022

Reserving Process	Open notice count	Close without payment if no liability	Close with payment	Estimate subrogation / Evaluate 3rd party demand	Collect subrogation / Pay 3rd party demand
	Developmental reserve and IBNR established based on historical data and patterns; continuously reevaluated to ensure adequacy				
	Lower degree of actuarial judgement compared to injury claims since 75% of ultimate losses are historically paid within 3 months after first notice of loss				

The Allstate Corporation 2022 PAGE 11

Allstate

Physical Damage Loss Costs Impacted by Rising Inflation

Used car values below recent peak level is a positive development, though costs remain above earned pricing

2022 report year incurred severity[2] for collision and property damage are 17% higher than full report year 2021

Price indices[1]



Indexed to year end 2018
1.54
1.32
1.24
1.17
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2019 2020 2021 2022
Manheim used vehicle value index
Core CPI
OEM parts (industry)
CPI: motor vehicle labor costs

2022 report year incurred severity – year to date % variance to prior year [2]



14%
16%
17%
11%
12%
17%
Q1 Q2 Q3 Q1 Q2 Q3
Collision
Property Damage

Higher replacement parts prices and labor rates continue to increase physical damage claim severities

(1) Source: Manheim Used Vehicle Value Index; U.S. Bureau of Labor Statistics seasonally adjusted; CCC original equipment manufacturer industry average price per part
(2) Allstate brand report year severity excluding Esurance and Canada

The Allstate Corporation 2022 PAGE 12

The Allstate Corporation 2022 PAGE 13 Physical Damage Adverse Prior Year Reserve Development in First Half of 2022 Auto physical damage gross paid loss development(1) Report year gross paid losses from months 13 through 21 880 940 1,030 930 1,630 2017 2018 2019 2020 2021 (1) Allstate brand auto excluding Canada; Includes property damage, collision and comprehensive coverages combined Expected as of YE 2021 ($ in millions) Actual payments of $1.63 billion were ~$300 million higher than recorded at year end 2021 driving prior year reserve strengthening, primarily in the first and second quarters of 2022 Expected to pay out ~$1.33 billion in losses during the first 9 months of 2022 for claims reported in 2021; ~40% higher than prior four years Represents total auto physical damage claims paid in the first nine months following the report year

Allstate

Bodily Injury Claims Estimates Use Multiple Actuarial Methodologies


CLAIMS PROCESS
Auto Accident
First Notice Of Loss
No Bodily Injury
Bodily Injury
Customer
3rd Party
Physical Damage Claim
1st Party Medical Coverages
Medical Treatment
Injury Evaluation
Liability Assessment
Attorney Representation
Settlement
$
Litigation
$
Settlement

Reserving Process	Open notice count	Close without payment if no liability	Close with payment
	Adjuster establishes case reserve	Adjuster continuously reviews case reserve throughout process, including reflecting payments	
	Developmental reserve and IBNR established based on historical data and patterns; continuously reevaluated to ensure adequacy		
	Multiple actuarial methodologies are used since only about 15% of ultimate losses are paid during the year in which they are reported		

The Allstate Corporation 2022 PAGE 14

Allstate.

Bodily Injury Prior Year Reserves Strengthened in Response to Accelerating Loss Trends

Claims are evaluated based on available data and information that incorporates medical treatment, non-medical damages and attorney costs

Allstate brand auto bodily injury[1] prior year reserve reestimates by report year

September 2022 Year-to-date - $ in millions


2021 - $41
2018 and prior – $281
2019 and 2020 - $353

Prior year reserve reestimates - $675 million

Reserving actions in 2022 were responsive to adverse development trends across multiple prior report years

Allstate brand bodily injury[1] reserve evaluation

Methodologies	Evaluation Elements
Paid Loss Development	Actual Paid and Case Reserve Trends
Incurred Loss Development	% Pending Composition and Settlement Rate
Paid Loss Bornhuetter-Ferguson	Claims Segmentation - Injury Type, Accident Type, Attorney Involvement
Incurred Loss Bornhuetter-Ferguson	State and Sub-State Analysis
Berquist-Sherman Techniques	External Indices

External experts, including our Appointed Actuary and Independent Auditors, generally consider similar methods but may aggregate data differently (eg, accident year vs report year) to develop alternative perspectives

(1) Reflects Allstate brand auto excluding Esurance and Canada

The Allstate Corporation 2022 PAGE 15

The Allstate Corporation 2022 PAGE 16 80 90 100 110 120 2017 2018 2019 2020 2021 Allstate Protection Strong Historical Returns in Auto and Homeowners Insurance (% EP) Homeowners insurance combined ratios(1) State Farm Progressive Industry average SF TRV TRV Travelers TRV SF ALL PGRPGR TRV (1) Industry and competitor information 2017 – 2021 represents statutory results per S&P Global Market Intelligence. Allstate information represents GAAP results. (% EP) Auto insurance combined ratios(1) 80 90 100 110 120 2017 2018 2019 2020 2021 State Farm Progressive Industry average GEI GEICO ALL Allstate Protection PGR PGR PGR GEI GEI GEISF Superior underwriting performance Auto insurance combined ratio ~6.5 points better than industry average from 2017 - 2021 Homeowners insurance combined ratio ~12.0 points better than industry average from 2017 - 2021 Achieving our target combined ratios will generate adjusted net income return on equity* in our long-term target range of 14 – 17%

The Allstate Corporation 2022 PAGE 18 Forward-looking Statements This presentation contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, catastrophe, exposure management, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation, and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments. In addition, forward-looking statements are subject to certain risks or uncertainties that could cause actual results to differ materially from those communicated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements include risks related to: o Insurance and Financial Services (1) unexpected increases in claim frequency and severity; (2) catastrophes and severe weather events; (3) limitations in analytical models used for loss cost estimates; (4) price competition and changes in regulation and underwriting standards; (5) actual claims costs exceeding current reserves; (6) market risk and declines in credit quality of our investment portfolio; (7) our subjective determination of fair value and amount of credit losses for investments; (8) our participation in indemnification programs, including state industry pools and facilities; (9) inability to mitigate the impact associated with changes in capital requirements; (10) a downgrade in financial strength ratings; o Business, Strategy and Operations (11) competition in the industries in which we compete and new or changing technologies; (12) implementation of our transformative growth strategy; (13) our catastrophe management strategy; (14) restrictions on our subsidiaries’ ability to pay dividends; ( ) restrictions under terms of certain of our securities on our ability to pay dividends or repurchase our stock; (16) the availability of reinsurance at current levels and prices; (17) counterparty risk related to reinsurance; (18) acquisitions and divestitures of businesses; (19) intellectual property infringement, misappropriation and third-party claims; o Macro, Regulatory and Risk Environment (20) conditions in the global economy and capital markets, including the economic impacts from the recent military conflict between Russia and Ukraine; (21) a large- scale pandemic, the occurrence of terrorism, military actions, or social unrest; (22) the failure in cyber or other information security controls, as well as the occurrence of events unanticipated in our disaster recovery processes and business continuity planning; (23) changing climate and weather conditions; (24) restrictive regulations and regulatory reforms, including limitations on rate increases and requirements to underwrite business and participate in loss sharing arrangements; (25) losses from legal and regulatory actions; (26) changes in or the application of accounting standards; (27) loss of key vendor relationships or failure of a vendor to protect our data, confidential and proprietary information, or personal information of our customers, claimants or employees; (28) our ability to attract, develop and retain talent; and (29) misconduct or fraudulent acts by employees, agents and third parties. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” section in our most recent annual report on Form -K.